Exhibit 99.(c)(4)

Exhibit (c)(4) CONFIDENTIAL Presentation to the Special Committee of The Board of Directors May 6, 2007

Table of Contents Tab Transaction Overview Page I Situation Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1 Transaction Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Overview of Project Grill LLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 II Smith & Wollensky Restaurant Group, Inc. Stock Price and Volume Analyses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 Ownership Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Historical Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 Projected Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 Location Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 III Valuation Analyses Analysis of Selected Publicly Traded Companies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 Analysis of Recent Public Merger & Acquisition Transactions . . . . . . . . . . . . . . . . . . . . . . . 30 Analysis of Stock Price Premiums Paid in Recent M&A Transactions . . . . . . . . . . . . . . . . . 33 Discounted Cash Flow Analysis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34 Preliminary First Quarter Financial Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35 Valuation Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36 IV Post-Closing Transaction with Stillman Restaurant Group Transaction Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37 Stillman Group Pro Forma Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38 Valuation Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40

TAB I: Transaction Overview

Situation Overview On January 12, 2007, The Smith & Wollenksy Restaurant Group, Inc. (the “Company” or “SWRG”) received an unsolicited proposal from Landry’s Restaurants, Inc. (“Landry’s”) to acquire the Company Proposed purchase price of $7.50 cash per share Subject to various conditions Landry’s proposal followed preliminary discussions between the management of the Company and Landry’s On January 15, 2007, the Company's board of directors met to discuss and expand the authority of the Special Committee to evaluate Landry’s proposal and consider alternatives Willkie Farr & Gallagher LLP retained as counsel to the Special Committee On January 17, 2007, the Special Committee retained TM Capital Corp. (“TM Capital”) as its financial advisor in connection with evaluating the Landry’s proposal and considering alternatives to maximize shareholder value On January 26, 2007, Landry’s filed a Form 13-D indicating ownership of 726,000 shares, or 8.4% of the Company’s outstanding common stock On February 26, 2007, Landry’s filed a Form 13-D indicating that it sold all of its shares in the Company 1 The Smith & Wollensky Restaurant Group, Inc. Chicago New York Las Vegas

Situation Overview With the assistance of the Company and its senior management, TM Capital prepared confidential marketing materials and approached a targeted group of potential strategic and financial transaction partners All parties were required to execute a confidentiality agreement with standstill provisions prior to receiving confidential marketing materials and data-room access and meeting Company management 38 strategic parties contacted, with 12 parties receiving confidential materials 6 financial parties contacted, with 5 parties receiving confidential materials Landry’s approached but declined to sign confidentiality agreement with standstill provisions Marketing efforts to potential strategic and financial transaction partners culminated in two offers received on February 21, 2007 Patina Restaurant Group, LLC (“Patina”) Proposed purchase price of $9.25 per share Due diligence completed and financial resources confirmed Agreement with the Stillman Restaurant Group to acquire certain assets and assume certain liabilities post closing for a cash payment of $5.3 million Minimal comments on proposed merger agreement Alternative Bidder (“Alternative Bidder”) Proposed purchase price of $8.75 per share Some confirmatory due diligence remaining and no financing contingency (however, financing was not committed) Meaningful comments on proposed merger agreement 2 The Smith & Wollensky Restaurant Group, Inc.

Overview of Agreement with Patina Dated February 26, 2007 3 On February 26, 2007 the Board of Directors of the Company entered into a definitive agreement with Patina: $9.25 cash consideration per share, including cash payment for the in-the-money value of outstanding options Equity Value - $82.2 million and Enterprise Value - $81.3 million (a) Transaction would be effected through a wholly owned subsidiary of Patina being merged with and into the Company, with the Company as the surviving entity Simultaneous agreement with the Stillman Restaurant Group regarding certain post closing transactions, including: Sale of the Company’s New York City operations and certain other assets to the Stillman Restaurant Group, including owned real estate related to closed stores in New Orleans and Dallas Assumption of certain liabilities of the Company by the Stillman Restaurant Group, including debt related to the closed store in New Orleans Cash consideration of $5.3 million paid by the Stillman Restaurant Group to the Company Proposal subject to the execution of definitive agreements between Patina and St. James Associates, L.P. and with Alan Stillman (a) Includes cash, net of debt and capital lease obligations. Boston Miami

Situation Overview 4 On March 16, 2007, Landry’s delivered to the Special Committee an unsolicited letter offering to acquire the Company through a tender offer/merger: $9.75 per share in cash, including cash payment for the in-the-money value of outstanding options On March 23, 2007, in a follow-up letter to the Special Committee, Landry’s rejected substantially all of the material terms and comments on the draft merger agreement and proposed confidentiality agreement delivered by the Special Committee to Landry’s on March 21, 2007 On March 21, 2007, Alternative Bidder sent a letter to the Special Committee with an offer of $11.00 per share: Debt financing - $79 million Senior Credit Facility No due diligence nor financing contingencies Commenced further due diligence focusing on the 49th Street / St. James agreement On April 2, 2007, Alternative Bidder sent a letter to the Special Committee revising its proposal to $10.25 per share Reflected forfeiture of management of 49th St. Restaurant and agreement to pay Patina’s termination fee On April 22, 2007, after reviewing Alternative Bidder’s proposed merger agreement, the Special Committee contacted Patina to provide details of the superior proposal and serve notice that it had three days to respond "The quintessential New York steakhouse." - Gourmet Magazine "A steakhouse to end all arguments." - The New York Times “perhaps the best sirloin in my life" - Chicago Tribune

Situation Overview 5 On April 25, 2007, the Special Committee received a letter from Project Grill, LLC, an affiliate of Patina to whom Patina proposes to assign its rights under the Merger Agreement, offering to acquire the Company for $10.30 per share Debt financing - $70 million Senior Credit Facility provided by Wells Fargo Equity financing - private equity firm Bunker Hill Capital and Patina executives Patina Restaurant Group contracted to manage SWRG restaurants Consideration related to Stillman Restaurant Group transaction raised to $6.0 million TM Capital instructed Project Grill, LLC and Alternative Bidder to provide final bids on April 27, 2007 Project Grill, LLC Proposed purchase price of $11.00 per share Agreement with the Stillman Restaurant Group to acquire certain assets and assume certain liabilities post closing for $6.85 million, payable in cash or Company stock Proposal subject to the execution of definitive agreements between Project Grill, LLC and St. James Associates, L.P. and with Alan Stillman Alternative Bidder Offer remained at $10.25 per share

Summary of Project Grill, LLC and Stillman Restaurant Group Transactions 6 Project Grill to acquire all of the outstanding common stock of the Company in an all cash transaction at $11.00 per share Equity Value - $98.3 million and Enterprise Value - $97.4 million (a) Simultaneous agreement with the Stillman Restaurant Group regarding certain post closing transactions, including: Stillman Restaurant Group to acquire certain assets and assume certain liabilities post closing for $6.85 million, payable in cash or Company stock Transaction financing Debt financing - $70 million Senior Credit Facility provided by Wells Fargo Equity financing - private equity firm Bunker Hill Capital and Patina executives Reverse termination fee Designed to remedy asset-less balance sheet of Project Grill, LLC entity Proposal subject to the execution of definitive agreements between Project Grill, LLC and St. James Associates, L.P. and with Alan Stillman Transaction Summary (a) Includes cash, net of debt and capital lease obligations.

Overview of Project Grill, Inc. 7 Joint venture between Bunker Hill Capital and key executives of Patina Restaurant Group Bunker Hill and Patina executives to provide equity financing Patina Group CEO Nick Valenti and Joachim Splichal serve as principal investors and operating partners Patina Group contracted to manage restaurants Bunker Hill Capital Boston, MA based private equity firm focused on transactions between $20.0 million and $150.0 million Nick Valenti serves on executive committee $150 million in capital under management Patina Restaurant Group, LLC Majority owned by Shidax Corporation Traded on the Japanese JASDAQ Securities Exchange (ticker: 4837), with revenues exceeding $1.3 billion in 2006 Formed in May 2006 with the acquisition of the Eatery Operations of Restaurant Associates and Patina Group LLC by Restaurant Associates, Inc. for $90 million Acquired from Compass Group, PLC Project Grill, LLC

TAB II: Smith & Wollensky Restaurant Group, Inc.

Stock Price History Since IPO 8 Source: Bloomberg Closing Share Price 4/27/07: $9.87 Initial Public Offering Price 5/23/01: $8.50 $2.00 $2.75 $3.50 $4.25 $5.00 $5.75 $6.50 $7.25 $8.00 $8.75 $9.50 $10.25 Closing Price per Share 2002 2003 2004 2005 2006 2007

Five Year Trading Volume History 9 Average Monthly Volume: 728,926 shares * Source: Bloomberg * Partial Trading Month April 2007 0 500 1,000 1,500 2,000 2,500 3,000 2002 2003 2004 2005 2006 2007 Monthly Volume (in thousands)

Historical Stock Price Analysis – Since February 2006 10 Source: Bloomberg, Company press releases $4.00 $4.75 $5.50 $6.25 $7.00 $7.75 $8.50 $9.25 $10.00 February 06 May 06 August 06 November 06 February 07 Closing Price per Share 3/3/06: Announces February same store sales increased 1.6% 5/8/06: Announces April same store sales decreased 4.7% 6/2/06: Announces May same store sales decreased 3.9% 7/11/06: Announces June same store sales decreased 2.9% 4/3/06: Announces 4th quarter and year end results, March same store sales decreased 3.0% 8/9/06: Reports second quarter financial results 11/20/06: Reports third quarter financial results 8/2/06: Announces July same store sales increased 1.5% 9/5/06: Announces August same store sales increased 7.1% 10/10/06: Announces September same store sales increased 0.9% 11/7/06: Announces October same store sales increased 9.8% 12/8/06: Announces plans close to Dallas restaurant 1/5/07: Announces December same store sales increased 1.8% 1/16/07: Landry's announces proposal to acquire S&W for $7.50 per share 1/26/07: Landry’s files a Form 13-D indicating ownership of 726,000 shares, or 8.4% of S&W common stock 2/1/07: Announces January same store sales decreased 2.7% 2/5/07: Announces closing of Cité restaurant 11/30/06: Announces November same store sales increased 2.8% 1/22/07: Retention of TM Capital Corp. announced 2/26/07: Entered into a definitive agreement with Patina Restaurant Group for $9.25 per share 3/16/07: Landry's announces proposal to acquire S&W for $9.75 per share

Total Shares Traded 3,002,754 % of Shares Outstanding (a) 34.9% Avg. Daily Volume 12,206 Shares of SWRG Traded at or Below Analysis 11 Source: Bloomberg (a) As of April 2, 2007 per the Company’s 2006 10-K. Does not include shares issuable upon exercise of stock options. Latest 12 Months Ended 4/27/07 Latest 12 Months Ended 1/12/07 Total Shares Traded 8,482,748 % of Shares Outstanding (a) 98.6% Avg. Daily Volume 34,343 57.7% 100.0% 62.0% 23.9% 23.9% 62.4% 94.3% 94.5% — 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $6.75 $7.25 $7.75 $8.25 $8.75 $9.25 $9.75 $10.25 Price per Share % of Total Volume 49.0% 98.6% 88.2% 82.6% 34.3% 5.4% 73.1% 100.0% — 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $4.50 $4.75 $5.00 $5.25 $5.50 $5.75 $6.00 $6.25 Price per Share % of Total Volume

Smith & Wollensky Restaurant Group Ownership Summary 12 Common Stock Outstanding (a) Shareholders Beneficially Owned % of Total Outstanding Institutional Shareholders LaGrange Capital Administration, L.L.C. 1,057,621 12.3% Granite Capital, L.P. 623,000 7.2% Heartland Advisors, Inc. 618,300 7.2% Dimensional Fund Advisors Inc. 584,089 6.8% SJ Strategic Investments LLC 448,672 5.2% Ramius Capital Group, LLC 388,785 4.5% Andreeff Equity Advisors 352,121 4.1% Cramer Rosenthal 201,743 2.3% Raffles Associates LP 191,277 2.2% Vanguard Group Inc. 181,309 2.1% All Others 345,635 4.0% 4,992,552 58.1% Officers & Directors Alan N. Stillman (b) 1,292,952 15.0% Eugene I. Zuriff (c) 25,000 0.3% Robert D. Villency 8,760 0.1% Jacob Berman 5,000 0.1% Samuel Goldfinger 2,450 0.0% 1,334,162 15.5% Other Shareholders 2,272,329 26.4% 8,599,043 100.0% Sources: Bloomberg, Form 13-D dated January 16, 2007 and Form 10K/A filed May 1, 2007. (a) Excluding options. (b) Includes 107,500 shares owned by Stillman’s First, Inc., 348,191 shares held by La Cite, Inc., 395,070 shares held by White & Witkowsky, Inc. and 385,400 shares held by Thursdays Supper Pub, Inc. Mr. Stillman has shared voting and investment power over the shares held by Stillman’s First, Inc. Does not include 90,754 shares held by the Donna Stillman Trust or 175,000 shares held by the Alan N. Stillman Grantor Retained Annuity Trust. (c) Does not include 5,000 shares held by a member of Mr. Zuriff's family. Total Shares Outstanding Total Officers & Directors Total Institutional Shareholders

Historical Operating Data – Public Reporting Format 13 ($ in thousands, except per share amounts) Fiscal Year 2002 (a) 2003 (a) 2004 2005 2006 Consolidated Restaurant Sales $87,354 $103,500 $123,132 $125,447 $124,820 Cost of Consolidated Restaurant Sales: Food and Beverage Costs 25,044 32,158 38,709 38,021 38,604 Salaries and Related Benefit Expenses 25,885 29,464 35,915 37,112 34,422 Restaurant Operating Expenses 13,840 17,087 20,105 21,257 21,269 Occupancy and Related Expenses 6,118 5,851 6,489 7,609 8,541 Marketing and Promotional Expenses 3,615 4,050 5,332 4,976 3,981 Depreciation and Amortization Expenses 3,572 4,025 4,312 4,778 4,216 Impairment of Assets — — — 1,064 6,573 Insurance Proceeds, Net — — — — (1,175) Total Cost of Consolidated Restaurant Sales 78,074 92,635 110,862 114,817 116,431 Income from Consolidated Restaurant Operations 9,280 10,865 12,270 10,630 8,389 Management Fee Income (469) (1,210) (1,192) (994) (980) Income from Consolidated and Managed Restaurants 9,749 12,075 13,462 11,624 9,369 General and Administrative Expenses 9,715 10,618 10,786 10,195 9,625 Royalty Expense 1,089 1,418 1,782 1,830 1,886 Operating Income (Loss) (1,055) 39 894 (401) (2,142) Interest Expense, Net 58 965 1,511 1,037 548 Income (Loss) before Provision for Income Taxes (1,113) (926) (617) (1,438) (2,690) Provision for Income Taxes 169 206 225 654 639 Income (Loss) Before Income of Consolidated Variable Interest Entity (1,282) (1,132) (842) (2,092) (3,329) Income (Loss) of Consolidated Variable Interest Entity 914 368 1,198 984 904 Net Income (Loss) ($2,196) ($1,500) ($2,040) ($3,076) ($4,233) — — Net Income (Loss) per Share - Diluted ($0.23) ($0.16) ($0.22) ($0.33) ($0.49) Weighted Average Common Shares - Diluted 9,354 9,364 9,377 9,264 8,593 Adjusted EBITDA Calculation Operating Income (Loss) ($1,055) $39 $894 ($401) ($2,142) Plus: Income (Loss) of Consolidated Variable Interest Entity (914) (368) (1,198) (984) (904) Adjusted Operating Income (1,969) (329) (304) (1,385) (3,046) Plus: Depreciation - Restaurants 3,572 4,026 4,312 4,778 4,216 Plus: Depreciation - Corporate 443 421 382 447 810 Plus: Non-Recurring Items 75 — — 1,064 5,399 Adjusted EBITDA $2,121 $4,118 $4,389 $4,904 $7,381 Sales Growth — 18.5% 19.0% 1.9% (0.5%) Comparable Restaurant Sales Growth — 12.3% 5.9% 1.1% (0.5%) Operating Margin (1.2%) 0.0% 0.7% (0.3%) (1.7%) Adjusted EBITDA Margin 2.4% 4.0% 3.6% 3.9% 5.9% Net Margin (2.5%) (1.4%) (1.7%) (2.5%) (3.4%) Note: There are immaterial differences between the public reporting format and Company format financial statements. (a) Maloney & Porcelli results consolidated for comparability with future periods.

Annual Income Statement Data 2002-2006 – Company Format 14 ($ in thousands) Fiscal Year Total Restaurant Sales: 2002 (a) 2003 (a) 2004 2005 2006 Smith & Wollensky $55,284 $71,907 $90,132 $93,152 $92,967 Other New York Restaurants 32,070 31,593 33,000 32,295 31,852 Total Restaurant Sales 87,354 103,500 123,132 125,447 124,820 Restaurant Operating Expenses, exc. Depreciation Smith & Wollensky 48,199 60,983 76,780 80,982 79,245 Other New York Restaurants 27,855 28,851 31,500 30,487 30,172 Total Restaurant Operating Expenses, exc. Depreciation 76,055 89,835 108,279 111,469 109,417 Restaurant EBITDA: Smith & Wollensky 7,084 10,924 13,352 12,170 13,722 Other New York Restaurants (b) 4,215 2,742 1,501 1,808 1,681 Total Restaurant EBITDA 11,299 13,666 14,853 13,977 15,403 Other Operating Expenses (Income): Management & Royalty Fee Income (1,190) (1,210) (1,192) (994) (980) Rental & Retail Income (276) (188) (364) (124) 66 Corporate G&A 9,489 10,406 10,779 9,888 8,781 Reserve on Receivable from ONEcps 722 — — — — Pre-Opening Supply Amortization 123 178 305 113 97 Deferred Rent 140 27 123 189 (20) Location Startup Costs 160 337 812 3 80 Impairment of Assets 75 — — 1,064 6,573 Insurance Proceeds — — — — (1,175) Depreciation - Restaurants 3,572 4,026 4,312 4,778 4,216 Depreciation - Corporate 443 421 382 447 810 Operating Income (1,958) (331) (304) (1,386) (3,045) Interest Expense (Income) 73 966 1,511 1,037 548 Pre-Tax Income (2,031) (1,297) (1,815) (2,422) (3,593) Provision for Income Taxes 169 206 225 654 639 Net Income ($2,199) ($1,503) ($2,040) ($3,077) ($4,232) Adjusted EBITDA Calculation: Operating Income ($1,958) ($331) ($304) ($1,386) ($3,045) Plus: Non-Recurring Items 75 — — 1,064 5,399 Plus: Depreciation & Amortization 4,015 4,447 4,693 5,225 5,026 Adjusted EBITDA $2,131 $4,116 $4,390 $4,903 $7,379 Sales Growth: Smith & Wollensky — 30.1% 25.3% 3.4% (0.2%) Other New York Restaurants — (1.5%) 4.5% (2.1%) (1.4%) Restaurant EBITDA Margin: Smith & Wollensky 12.8% 15.2% 14.8% 13.1% 14.8% Other New York Restaurants 13.1% 8.7% 4.5% 5.6% 5.3% Adjusted Consolidated EBITDA Margin: 2.4% 4.0% 3.6% 3.9% 5.9% (a) Maloney & Porcelli results consolidated for comparability with future periods. (b) Minority interest in Maloney & Porcelli deducted from Restaurant EBITDA.

Quarterly Income Statement Data 2005-2006 – Company Format 15 ($ in thousands) Fiscal Year 2005 Fiscal Year 2006 Restaurant Sales: Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Smith & Wollensky $25,046 $24,025 $20,257 $23,823 $93,152 $24,402 $22,968 $20,358 $25,240 $92,967 Other New York Restaurants 7,947 7,947 6,555 9,846 32,295 6,410 7,274 7,199 10,969 31,852 Total Restaurant Sales 32,994 31,972 26,812 33,669 125,447 30,812 30,242 27,557 36,209 124,820 Restaurant Operating Expenses, exc. Depreciation Smith & Wollensky 21,070 20,880 19,000 20,032 80,982 20,680 19,484 18,270 20,811 79,245 Other New York Restaurants 7,412 7,357 6,823 8,895 30,487 6,521 7,160 7,080 9,410 30,172 Total Restaurant Operating Expenses, exc. Depreciation 28,482 28,237 25,823 28,928 111,469 27,202 26,644 25,350 30,221 109,417 Restaurant EBITDA: Smith & Wollensky 3,977 3,145 1,257 3,791 12,170 3,722 3,484 2,088 4,429 13,722 Other New York Restaurants (a) 535 590 (268) 951 1,808 (111) 114 119 1,559 1,681 Total Restaurant EBITDA 4,512 3,735 989 4,741 13,977 3,610 3,598 2,207 5,988 15,403 Other Operating Expenses (Income): Management & Royalty Fee Income (251) (248) (216) (279) (994) (238) (235) (217) (291) (980) Rental & Retail Income (126) (125) 17 111 (124) 11 4 5 46 66 Corporate G&A 2,361 2,153 2,969 2,404 9,888 2,538 2,050 1,976 2,217 8,781 Pre-Opening Supply Amortization 113 — — — 113 — 49 49 — 97 Deferred Rent 47 47 47 47 189 (13) 19 (13) (13) (20) Location Startup Costs — 3 — — 3 0 80 — — 80 Impairment of Assets — — — 1,064 1,064 — — 828 5,746 6,573 Insurance Proceeds — — — — — (546) (423) (156) (50) (1,175) Depreciation - Restaurants 1,310 1,220 1,039 1,208 4,778 1,068 1,055 1,049 1,044 4,216 Depreciation - Corporate 93 122 115 117 447 47 198 253 312 810 Operating Income 965 562 (2,982) 70 (1,386) 744 801 (1,568) (3,023) (3,045) Interest Expense (Income) 461 339 132 104 1,037 126 133 151 137 548 Pre-Tax Income 504 223 (3,115) (35) (2,422) 618 668 (1,719) (3,160) (3,593) Provision for Income Taxes 57 118 115 365 654 110 104 127 298 639 Net Income $447 $105 ($3,229) ($399) ($3,077) $507 $564 ($1,845) ($3,458) ($4,232) Adjusted EBITDA Calculation: Operating Income $965 $562 ($2,982) $70 ($1,386) $744 $801 ($1,568) ($3,023) ($3,045) Plus: Non-Recurring Items — — — 1,064 1,064 (546) (423) 672 5,696 5,399 Plus: Depreciation & Amortization 1,403 1,343 1,154 1,325 5,225 1,115 1,252 1,303 1,356 5,026 Adjusted EBITDA $2,368 $1,905 ($1,828) $2,459 $4,903 $1,312 $1,631 $407 $4,029 $7,379 Sales Growth: Smith & Wollensky — (4.1%) (15.7%) 17.6% 3.4% 2.4% (5.9%) (11.4%) 24.0% (0.2%) Other New York Restaurants — (0.0%) (17.5%) 50.2% (2.1%) (34.9%) 13.5% (1.0%) 52.4% (1.4%) Restaurant EBITDA Margin: Smith & Wollensky 15.9% 13.1% 6.2% 15.9% 13.1% 15.3% 15.2% 10.3% 17.5% 14.8% Other New York Restaurants 6.7% 7.4% (4.1%) 9.7% 5.6% (1.7%) 1.6% 1.7% 14.2% 5.3% Adjusted Consolidated EBITDA Margin 7.2% 6.0% (6.8%) 7.3% 3.9% 4.3% 5.4% 1.5% 11.1% 5.9% (a) Minority interest in Maloney & Porcelli deducted from Restaurant EBITDA.

Historical Consolidated Balance Sheets 16 ($ in thousands) As of Fiscal Year Assets: 2004 2005 2006 Cash and Cash Equivalents $1,821 $2,362 $8,270 Short-Term Investments 195 265 311 Accounts Receivable, Net 576 549 483 Credit Card Receivable, Net 1,438 1,990 2,217 Due from Managed Units 352 750 116 Merchandise Inventory 5,139 4,589 4,961 Prepaid Expenses and Other Current Assets 1,103 1,486 1,365 Total Current Assets 10,624 11,991 17,723 Property and Equipment, Net 73,253 59,633 46,185 Assets Held for Sale — — 5,873 Goodwill 6,886 6,886 6,886 Licensing Agreement, Net 3,637 3,471 2,975 Long-Term Investments — 4,417 3,175 Other Assets 4,728 4,208 3,936 Total Non-Current Assets 88,504 78,615 69,030 Total Assets $99,128 $90,606 $86,753 Liabilities & Stockholders' Equity Current Portion of Long-Term Debt $3,329 $202 $944 Current Portion of Obligations Under Capital Leases — 139 148 Current Portion of Deferred Gain — 365 367 Due to Managed Units 674 538 967 Accounts Payable and Accrued Expenses 15,064 13,578 14,156 Total Current Liabilities 19,067 14,822 16,582 Obligations under Capital Leases 11,624 7,749 7,601 Deferred Gain on Sales Leasebacks — 12,958 12,604 Long-Term Debt, Net of Current Portion 9,611 3,113 2,180 Deferred Rent 8,647 9,133 9,120 Total Non-Current Liabilities 29,882 32,953 31,505 Total Liabilities 48,949 47,775 48,087 Interest in Consolidated Variable Interest Entity (572) (668) (494) Total Stockholders' Equity 50,751 43,499 39,160 Total Liabilities and Stockholders' Equity $99,128 $90,606 $86,753 Book Value Per Share $5.41 $5.02 $4.56 Shares Outstanding 9,378 8,664 8,591

Historical Consolidated Cash Flow Statements 17 ($ in thousands) Fiscal Year Cash Flows from Operating Activities: 2004 2005 2006 Net loss ($2,040) ($3,076) ($4,233) Adjustments: Depreciation and Amortization 4,694 5,216 5,029 Amortization of Debt Discount 112 61 42 Impairment of Assets — 750 6,573 Write-Down of Renovated Restaurant Assets — 314 — Deferred Gain on Sale Leaseback — (227) (354) Stock Based Compensation 50 — 222 Deferred Rent 140 220 (13) Tenant Improvement Allowances 2,375 266 — Accretive Interest on Capital Lease Obligation 133 51 — Income of Consolidated Variable Interest Entity 1,198 984 904 Consolidation of Variable Interest Entity 284 — — Total Adjustments 8,986 7,635 12,403 Changes in Working Capital: Accounts Receivable 316 (924) 479 Merchandise Inventory (390) 550 (372) Prepaid Expenses and Other Current Assets (258) (432) 121 Other Assets (812) 208 27 Accounts Payable and Accrued Expenses 3,164 (1,623) 1,002 Total Changes in Working Capital 2,020 (2,221) 1,257 Net Cash Provided by Operating Activities 8,966 2,338 9,427 Cash Flows from Investing Activities: Purchase of Property and Equipment (14,789) (1,578) (3,528) (Purchase) / Sale of Non-Depreciable Assets (114) — 200 Purchase of Investments — (8,174) — Proceeds from Sale of Investments 925 3,750 1,243 Proceeds from Sale of Property — 19,321 — Payments under Licensing Agreement (457) — — Cash Flows Provided by (Used in) in Investing Activities (14,435) 13,319 (2,085) Cash Flows from Financing Activities: Proceeds from Issuance of Long-term Debt 4,000 — — Proceeds from Issuance of Short-term Debt 2,000 — — Proceeds from Capital Lease Obligations 1,500 — — Principal Payments of Long-term Debt (1,280) (9,625) (191) Principal Payments of Capital Lease Obligations — (174) (139) Net Proceeds from Exercise of Options, Net of Tax Benefit 12 64 5 Purchase of Treasury Stock — (4,301) (379) Distribution to Owners of Consolidated Variable Interest Entity (840) (1,080) (730) Cash Flows Provided by (used in) Financing Activities 5,392 (15,116) (1,434) Net Change in Cash and Cash Equivalents (77) 541 5,908 Cash and Cash Equivalents at Beginning of Year 1,898 1,821 2,362 Cash and Cash Equivalents at End of Year $1,821 $2,362 $8,270

Projected Consolidated Income Statement Data – Public Reporting Format 18 ($ in thousands, except per share amounts) Fiscal Year 2007P (a) Fiscal Year (a) Q1 Q2 Q3 Q4 Total 2008P 2009P 2010P 2011P Consolidated Restaurant Sales $31,851 $28,946 $25,738 $32,919 $119,454 $125,851 $140,046 $155,074 $170,779 Cost of Consolidated Restaurant Sales: Food and Beverage Costs 9,912 8,674 7,742 9,837 36,165 38,249 42,560 47,059 51,761 Salaries and Related Benefit Expenses 8,895 7,864 7,764 8,008 32,531 34,550 38,661 42,915 47,628 Restaurant Operating Expenses 5,285 4,664 4,588 5,004 19,542 20,672 23,031 25,427 27,927 Occupancy and Related Expenses 1,558 1,955 1,903 2,048 7,464 8,463 9,428 10,490 11,617 Marketing and Promotional Expenses 1,276 708 771 777 3,532 3,869 4,332 4,727 5,126 Depreciation and Amortization Expenses 921 1,150 1,150 1,150 4,371 4,840 5,380 5,920 6,420 Total Cost of Consolidated Restaurant Sales 27,847 25,015 23,919 26,824 103,605 110,644 123,392 136,538 150,479 Income from Consolidated Restaurant Operations 4,004 3,932 1,818 6,095 15,849 15,207 16,654 18,535 20,300 Management Fee Income (228) (221) (205) (273) (927) (933) (952) (971) (990) Income from Consolidated and Managed Restaurants 4,232 4,152 2,023 6,368 16,776 16,140 17,605 19,506 21,290 General and Administrative Expenses 1,973 2,317 2,316 2,316 8,922 9,679 10,121 10,422 10,882 Royalty Expense 459 455 402 486 1,802 1,894 1,989 2,035 2,080 Operating Income (Loss) 1,801 1,380 (695) 3,566 6,052 4,567 5,495 7,049 8,328 Interest Expense, Net 144 43 29 29 245 203 82 58 58 Income (Loss) before Provision for Income Taxes 1,657 1,337 (724) 3,537 5,806 4,364 5,413 6,991 8,270 Provision for Income Taxes 150 401 (217) 1,061 1,395 1,527 1,895 2,447 2,894 Income (Loss) before Income of Consolidated Variable Interest Entity 1,507 936 (507) 2,476 4,411 2,837 3,518 4,544 5,375 Income (Loss) of Consolidated Variable Interest Entity 151 194 85 454 883 910 940 971 1,001 Net Income (Loss) $1,356 $742 ($591) $2,022 $3,528 $1,927 $2,578 $3,573 $4,374 — Net Income (Loss) per Share - Diluted $0.16 $0.09 ($0.07) $0.23 $0.41 $0.22 $0.30 $0.41 $0.51 Weighted Average Common Shares - Diluted 8,637 8,637 8,637 8,637 8,637 8,637 8,637 8,637 8,637 Adjusted EBITDA Calculation Operating Income (Loss) $1,801 $1,380 ($695) $3,566 $6,052 $4,567 $5,495 $7,049 $8,328 Plus: Income (Loss) of Consolidated Variable Interest Entity (151) (194) (85) (454) (883) (910) (940) (971) (1,001) Adjusted Operating Income 1,650 1,186 (780) 3,112 5,168 3,658 4,555 6,078 7,326 Plus: Depreciation - Restaurants 921 1,150 1,150 1,150 4,371 4,840 5,380 5,920 6,420 Plus: Depreciation - Corporate 126 124 123 123 496 501 521 545 585 Plus: Non-Recurring Items (b) (326) — — — (326) — — — — Adjusted EBITDA $2,371 $2,460 $493 $4,385 $9,709 $8,999 $10,456 $12,543 $14,331 Sales Growth (12.0%) (9.1%) (11.1%) 27.9% (4.3%) 5.4% 11.3% 10.7% 10.1% Operating Margin 5.7% 4.8% (2.7%) 10.8% 5.1% 3.6% 3.9% 4.5% 4.9% Adjusted EBITDA Margin 7.4% 8.5% 1.9% 13.3% 8.1% 7.2% 7.5% 8.1% 8.4% Net Margin 4.3% 2.6% (2.3%) 6.1% 3.0% 1.5% 1.8% 2.3% 2.6% (a) Projections provided by Company management. (b) Reflects one-time income from the sale of the retail line as well as impairment charges related to the New Orleans and Dallas properties.

Projected Consolidated Income Statement Data – Company Format 19 ($ in thousands) Fiscal Year 2007P (a) Fiscal Year (a) Total Restaurant Sales: Q1 Q2 Q3 Q4 Total 2008P 2009P 2010P 2011P Smith & Wollensky $22,928 $22,756 $20,102 $24,320 $90,107 $97,624 $111,160 $125,610 $140,726 Other New York Restaurants 8,923 6,190 5,636 8,599 29,348 28,227 28,886 29,464 30,053 Total Restaurant Sales 31,851 28,946 25,738 32,919 119,454 125,851 140,046 155,074 170,779 Restaurant Operating Expenses, exc. Depreciation Smith & Wollensky 19,400 18,748 17,743 19,632 75,523 82,668 94,595 106,869 119,524 Other New York Restaurants 8,688 5,784 5,532 7,001 27,005 25,344 25,754 26,129 26,516 Total Restaurant Operating Expenses, exc. Depreciation 28,088 24,533 23,275 26,633 102,529 108,012 120,349 132,998 146,040 Restaurant EBITDA: Smith & Wollensky 3,528 4,008 2,359 4,688 14,583 14,956 16,565 18,740 21,202 Other New York Restaurants 235 405 104 1,598 2,342 2,883 3,132 3,336 3,537 Total Restaurant EBITDA 3,764 4,414 2,463 6,286 16,926 17,839 19,697 22,076 24,739 Other Operating Expenses (Income): Management & Royalty Fee Income (228) (221) (205) (273) (927) (933) (952) (971) (990) Rental & Retail Income (289) (7) (7) (7) (310) (32) (36) (48) (60) Corporate G&A 2,136 2,200 2,200 2,200 8,736 9,210 9,636 9,925 10,357 Pre-Opening Supply Amortization — — — — — 180 180 180 300 Deferred Rent (552) (19) (19) (19) (609) (184) (188) (153) (99) Location Startup Costs — — — — — 600 600 600 900 Depreciation - Restaurants 921 1,150 1,150 1,150 4,371 4,840 5,380 5,920 6,420 Depreciation - Corporate 126 124 123 123 496 501 521 545 585 Operating Income 1,650 1,186 (780) 3,112 5,168 3,658 4,555 6,078 7,326 Interest Expense (Income) 144 43 29 29 245 203 82 58 58 Pre-Tax Income 1,506 1,143 (809) 3,083 4,923 3,454 4,473 6,020 7,268 Provision for Income Taxes 150 401 (217) 1,061 1,395 1,527 1,895 2,447 2,894 Net Income $1,356 $742 ($591) $2,022 $3,528 $1,927 $2,578 $3,573 $4,374 Adjusted EBITDA Calculation: Operating Income $1,650 $1,186 ($780) $3,112 $5,168 $3,658 $4,555 $6,078 $7,326 Plus: Depreciation & Amortization 1,047 1,274 1,273 1,273 4,867 5,341 5,901 6,465 7,005 Plus: Non-Recurring Items (b) (326) — — — (326) — — — — Adjusted EBITDA $2,371 $2,460 $493 $4,385 $9,709 $8,999 $10,456 $12,543 $14,331 Sales Growth: Smith & Wollensky (9.2%) (0.7%) (11.7%) 21.0% (3.1%) 8.3% 13.9% 13.0% 12.0% Other New York Restaurants (18.7%) (30.6%) (8.9%) 52.6% (7.9%) (3.8%) 2.3% 2.0% 2.0% Restaurant EBITDA Margin: Smith & Wollensky 15.4% 17.6% 11.7% 19.3% 16.2% 15.3% 14.9% 14.9% 15.1% Other New York Restaurants 2.6% 6.6% 1.8% 18.6% 8.0% 10.2% 10.8% 11.3% 11.8% Adjusted Consolidated EBITDA Margin: 7.4% 8.5% 1.9% 13.3% 8.1% 7.2% 7.5% 8.1% 8.4% (a) Projections provided by Company management. (b) Reflects one-time income from the sale of the retail line as well as impairment charges related to the New Orleans and Dallas properties.

Projected Consolidated Balance Sheets 20 ($ in thousands) As of As of Fiscal Year (a) Assets: 6/30/2007P (a) 2007P 2008P 2009P 2010P 2011P Cash and Cash Equivalents $12,493 $18,361 $17,239 $15,170 $15,834 $17,394 Accounts Receivable, Net 2,102 2,102 2,202 2,302 2,402 2,552 Merchandise Inventory 4,636 4,636 5,236 5,836 6,436 7,336 Prepaid Expenses and Other Current Assets 1,151 1,151 1,201 1,251 1,301 1,376 Total Current Assets 20,382 26,250 25,878 24,559 25,974 28,658 Property and Equipment, Net 47,426 45,973 48,193 50,673 53,013 55,003 Goodwill 6,886 6,886 6,886 6,886 6,886 6,886 Licensing Agreement, Net 2,895 2,819 2,908 2,977 3,022 3,152 Other Assets 4,602 4,602 4,902 5,202 5,502 5,952 Total Non-Current Assets 61,809 60,280 62,889 65,738 68,423 70,993 Total Assets $82,191 $86,530 $88,767 $90,297 $94,397 $99,651 LIABILITIES & STOCKHOLDERS' EQUITY: Current Portion of Long-Term Debt $660 $660 $660 $660 $660 $660 Accounts Payable and Accrued Expenses 10,246 13,246 13,846 14,446 15,046 15,946 Total Current Liabilities 10,906 13,906 14,506 15,106 15,706 16,606 Long-Term Debt, Net of Current Portion 9,545 9,492 9,386 7,925 8,005 8,084 Deferred Gain on Sales Leasebacks 12,391 12,391 12,391 12,391 12,391 12,391 Deferred Rent 8,549 8,511 8,327 8,140 7,986 7,887 Total Non-Current Liabilities 30,485 30,394 30,104 28,456 28,382 28,363 Total Liabilities 41,392 44,300 44,610 43,562 44,088 44,969 Interest in Consolidated Variable Interest Entity (459) (459) (459) (459) (459) (459) Total Stockholders' Equity 41,258 42,688 44,615 47,193 50,766 55,140 Total Liabilities and Stockholders' Equity $82,191 $86,530 $88,767 $90,297 $94,397 $99,651 (a) Projections provided by Company management.

Projected Consolidated Cash Flow Statements 21 ($ in thousands) Fiscal Year (a) Cash Flows from Operating Activities: 2007P 2008P 2009P 2010P 2011P Net Income $3,528 $1,927 $2,578 $3,573 $4,374 Adjustments: Depreciation and Amortization 4,867 5,341 5,901 6,465 7,005 Deferred gain on cap lease (213) — — — — Changes in Working Capital: Accounts Receivable 714 (100) (100) (100) (150) Merchandise Inventory 325 (600) (600) (600) (900) Prepaid Expenses and Other Current Assets 214 (50) (50) (50) (75) Other Assets (666) (300) (300) (300) (450) Accounts Payable and Accrued Expenses (1,841) 600 600 600 900 Deferred Rent (609) (184) (188) (153) (99) Net Cash Provided by Operating Activities 6,319 6,634 7,842 9,435 10,605 Cash Flows from Investing Activities: Purchase of Property and Equipment (2,282) (7,400) (8,200) (8,600) (8,750) Proceeds from Sale of Dallas Location 3,656 — — — — Payments under Licensing Agreement — (250) (250) (250) (375) Cash Flows Provided by (Used in) in Investing Activities 1,374 (7,650) (8,450) (8,850) (9,125) Cash Flows from Financing Activities: Proceeds from (Payments on) Long Term Debt & Capital Leases (1,088) (106) (1,461) 80 80 Cash Flows Provided by (used in) Financing Activities (1,088) (106) (1,461) 80 80 Net Change in Cash and Cash Equivalents 6,605 (1,122) (2,069) 665 1,560 Cash and Cash Equivalents at Beginning of Year 11,756 18,361 17,239 15,170 15,834 Cash and Cash Equivalents at End of Year $18,361 $17,239 $15,170 $15,834 $17,394 (a) Projections provided by Company management.

Smith & WollenskyTM Locations Owned by the Company 2028 400 15,200 Houston, TX 2023 450 26,000 Boston, MA 2022 389 10,300 Columbus, OH 2020 260 9,700 Philadelphia, PA 2024 310 20,000 Washington, D.C. 2045 650 30,000 Las Vegas, NV 2023 500 23,500 Chicago, IL 2025 600 23,700 Miami Beach, FL Lease Term (a) Apprx. Seating Apprx. Sq. Ft. Location 22 330 12,700 Dallas, TX (c) 400 16,700 New Orleans, LA (b) Apprx. Seating Apprx. Sq. Ft. Location Company Owned Locations with Leased Real Estate Closed Locations with Owned Real Estate (a) Lease term includes lease option extensions. (b) Location has been closed and real estate is being actively marketed for sale. (c) Location was sold in March 2007 for approximately $3.7 million less commissions

Other New York Restaurant Portfolio 2011 50th Street Btw Park and Madison Avenues New York, NY American cuisine Maloney & Porcelli 2013 57 West 58th Street New York, NY 10019 Rustic, New American Quality Meats 2017 (c) 63rd Street and Park Ave. New York, NY 10021 American cuisine Park Avenue Cafe 2009 120 West 51st Street New York, NY 10020 Steakhouse Cité (b) Lease Term (a) Location Description Concept 23 2 years 28 E. 63rd New York, NY 10021 Steakhouse The Post House Owned by St. James & affiliates 49th Street & 3rd Avenue New York, NY 10022 Steakhouse Smith & WollenskyTM Lease Term (a) Location Description Concept Company Owned Locations Managed Locations (a) Lease term includes lease option extensions. (b) Company announced plans to close the Cité restaurant on February 5, 2007. (c) Lease features termination provision beginning in 2009.

TAB III: Valuation Analyses

24 Note: Kona Grill valuation data falls significantly outside the comparable universe. (a) Multiple of consolidated adjusted EBITDA, reflecting Project Grill, LLC’s $11.00 per share acquisition proposal. (b) Historical Average includes latest three fiscal years, excluding LTM. Enterprise Value / EBITDA Multiples Analysis of Selected Publicly Traded Comparable Companies ARKR BNHN EAT CAKE JAX LNY MSSR MRT PFCB RARE RUTH Median SWRG (a) Ticker Company Ticker Company Comparable Universe ARKR Ark Restaurants Corp. MSSR McCormick & Schmick's Seafood Restaurants, Inc. EV / Historical Average EBITDA Multiples (b) BNHN Benihana Inc. MRT Morton's Restaurant Group Inc. EV / LTM EBITDA Multiples EAT Brinker International Inc. PFCB PF Chang's China Bistro Inc. EV / 2007E EBITDA Multiples CAKE Cheesecake Factory Inc. RARE RARE Hospitality International Inc. JAX J. Alexander's Corp. RUTH Ruth's Chris Steak House Inc. Smith & Wollensky LNY Landry's Restaurants Inc. EV / Historical Average EBITDA Multiples (b) SWRG The Smith & Wollensky Restaurant Group, Inc. EV / LTM EBITDA Multiples EV / 2007E EBITDA Multiples 20.0x 15.0x 10.0x 5.0x 0.0x 9.0x 10.0x 8.9x NA NA NA 11.5x 9.0x 13.2x 13.0x 7.3x 10.0x 10.3x 8.3x 9.0x 8.6x 10.1x 7.5x 12.6x 9.0x 10.4x 11.2x 8.6x 14.4x 7.9x 9.0x 8.7x 21.8x 11.1x 18.3x 10.7x 11.9x 15.2x 18.7x 10.8x 16.3x 8.9x 11.1x 8.6x

25 Analysis of Selected Publicly Traded Comparable Companies LTM Sales 3 Year Sales Compounded Annual Growth Rate 3 Year Owned Restaurant Compounded Annual Growth Rate LTM EBITDA Margin ($ in millions) Rank Company Sales Rank Company CAGR 1 Brinker International Inc. $4,276.8 1 Kona Grill Inc. 45.1% 2 Landry's Restaurants Inc. 1,474.1 2 PF Chang's China Bistro Inc. 20.2% 3 Cheesecake Factory Inc. 1,315.3 3 Cheesecake Factory Inc. 19.3% 4 RARE Hospitality International Inc. 986.9 4 RARE Hospitality International Inc. 18.2% 5 PF Chang's China Bistro Inc. 937.6 5 Ruth's Chris Steak House Inc. 16.9% 6 Morton's Restaurant Group Inc. 322.0 6 McCormick & Schmick's Seafood Restaurants, Inc. 16.2% 7 McCormick & Schmick's Seafood Restaurants, Inc. 308.3 7 Landry's Restaurants Inc. 10.1% 8 Ruth's Chris Steak House Inc. 267.1 8 Benihana Inc. 8.9% 9 Benihana Inc. 262.2 9 J. Alexander's Corp. 8.7% 10 J. Alexander's Corp. 137.7 10 Morton's Restaurant Group Inc. 7.6% 11 The Smith & Wollensky Restaurant Group 124.8 11 Brinker International Inc. 6.5% 12 Ark Restaurants Corp. 118.2 12 The Smith & Wollensky Restaurant Group 6.4% 13 Kona Grill Inc. 50.7 13 Ark Restaurants Corp. 1.7%

Price Enterprise Value Calculation Per Share % of 52- Shares Market Total Pref Stock Enterprise Book Value Company LTM Ticker 4/27/2007 Week High Out (a) Cap Debt / Min Int. Cash Value Per Share Multiple Ark Restaurants Corp. 12/30/06 ARKR $34.79 98.0% 3.6 $125.9 — $0.0 $19.2 $106.7 $9.25 3.8x Benihana Inc. 12/31/06 BNHNA 29.31 80.5% 10.5 307.8 $7.1 19.3 15.4 318.8 13.16 2.2 Brinker International Inc. 12/27/06 EAT 31.77 88.9% 122.8 3,901.7 489.6 — 66.6 4,324.7 8.85 3.6 Cheesecake Factory Inc. 01/02/07 CAKE 28.39 84.9% 83.3 2,364.8 39.4 — 101.1 2,303.2 8.54 3.3 J. Alexander's Corp. 12/31/06 JAX 14.50 98.4% 7.1 103.2 23.2 — 14.7 111.7 8.12 1.8 Kona Grill Inc. 12/31/06 KONA 17.83 83.4% 6.1 109.0 3.3 — 16.2 96.2 5.86 3.0 Landry's Restaurants Inc. 9/30/2006 (b) LNY 29.76 83.1% 22.9 680.0 862.2 — 23.2 1,519.1 22.05 1.3 McCormick & Schmick's Seafood Restaurants, Inc. 12/30/06 MSSR 26.76 94.8% 14.9 397.9 0.3 — 10.6 387.7 10.78 2.5 Morton's Restaurant Group Inc. 12/31/06 MRT 16.55 79.5% 17.4 287.6 47.3 — 6.3 328.6 8.28 2.0 PF Chang's China Bistro Inc. 12/31/06 PFCB 38.95 82.7% 26.6 1,035.7 22.9 33.3 31.6 1,060.3 10.89 3.6 RARE Hospitality International Inc. 12/31/06 RARE 29.85 86.6% 31.5 939.2 166.6 1.0 37.4 1,069.5 11.43 2.6 Ruth's Chris Steak House Inc. 12/31/06 RUTH 20.00 84.9% 23.6 471.4 68.0 — 4.7 534.8 2.88 6.9 The Smith & W ollensky Restaurant Group, Inc. 01/01/07 SWRG $11.00 NM 8.9 $98.3 $10.9 –– (c) $11.8 $97.4 $4.56 (d) 2.4x Median 84.9% 20.1 $434.7 $31.3 $17.7 $461.2 $9.05 2.8x High 98.4% 122.8 3,901.7 862.2 101.1 4,324.7 22.0 6.9 Price Enterprise Value Calculation Per Share % of 52- Shares Market Total Pref Stock Enterprise Book Value Company LTM Ticker 4/27/2007 Week High Out (a) Cap Debt / Min Int. Cash Value Per Share Multiple Ark Restaurants Corp. 12/30/06 ARKR $34.79 98.0% 3.6 $125.9 — $0.0 $19.2 $106.7 $9.25 3.8x Benihana Inc. 12/31/06 BNHNA 29.31 80.5% 10.5 307.8 $7.1 19.3 15.4 318.8 13.16 2.2 Brinker International Inc. 12/27/06 EAT 31.77 88.9% 122.8 3,901.7 489.6 — 66.6 4,324.7 8.85 3.6 Cheesecake Factory Inc. 01/02/07 CAKE 28.39 84.9% 83.3 2,364.8 39.4 — 101.1 2,303.2 8.54 3.3 J. Alexander's Corp. 12/31/06 JAX 14.50 98.4% 7.1 103.2 23.2 — 14.7 111.7 8.12 1.8 Kona Grill Inc. 12/31/06 KONA 17.83 83.4% 6.1 109.0 3.3 — 16.2 96.2 5.86 3.0 Landry's Restaurants Inc. 9/30/2006 (b) LNY 29.76 83.1% 22.9 680.0 862.2 — 23.2 1,519.1 22.05 1.3 McCormick & Schmick's Seafood Restaurants, Inc. 12/30/06 MSSR 26.76 94.8% 14.9 397.9 0.3 — 10.6 387.7 10.78 2.5 Morton's Restaurant Group Inc. 12/31/06 MRT 16.55 79.5% 17.4 287.6 47.3 — 6.3 328.6 8.28 2.0 PF Chang's China Bistro Inc. 12/31/06 PFCB 38.95 82.7% 26.6 1,035.7 22.9 33.3 31.6 1,060.3 10.89 3.6 RARE Hospitality International Inc. 12/31/06 RARE 29.85 86.6% 31.5 939.2 166.6 1.0 37.4 1,069.5 11.43 2.6 Ruth's Chris Steak House Inc. 12/31/06 RUTH 20.00 84.9% 23.6 471.4 68.0 — 4.7 534.8 2.88 6.9 The Smith & W ollensky Restaurant Group, Inc. 01/01/07 SWRG $11.00 NM 8.9 $98.3 $10.9 –– (c) $11.8 $97.4 $4.56 (d) 2.4x Median 84.9% 20.1 $434.7 $31.3 $17.7 $461.2 $9.05 2.8x High 98.4% 122.8 3,901.7 862.2 101.1 4,324.7 22.0 6.9 26 Analysis of Selected Publicly Traded Comparable Companies Enterprise Value Multiples Sales EBITDA Price / Earnings Multiples Historical Historical Historical Company Average (e) LTM 2007 (f) Average (e) LTM 2007 (f) Average (e) LTM 2007 (f) Ark Restaurants Corp. NA NA NA Benihana Inc. 1.43 1.22 11.1 9.0 28.2 23.3 Brinker International Inc. 1.13 1.01 0.93 8.9 7.9 NA 25.3 17.8 17.7 Cheesecake Factory Inc. 2.36 1.75 1.49 16.3 14.4 11.5 32.3 27.8 24.2 J. Alexander's Corp. 0.94 0.81 NA 10.8 8.6 NA 25.2 21.0 NA Kona Grill Inc. 3.68 1.90 1.31 NM NM NM NM NM NM Landry's Restaurants Inc. 1.29 1.03 1.26 10.0 7.3 8.9 15.1 13.8 16.6 McCormick & Schmick's Seafood Restaurants, Inc. 1.63 1.26 1.06 18.7 13.0 10.1 NM 29.1 23.7 Morton's Restaurant Group Inc. 1.18 1.02 0.92 15.2 11.2 8.6 NM NM 17.0 PF Chang's China Bistro Inc. 1.55 1.13 0.95 11.9 10.4 9.0 35.1 31.3 27.5 RARE Hospitality International Inc. 1.49 1.08 0.97 10.7 9.0 8.3 22.8 20.5 18.0 Ruth's Chris Steak House Inc. 2.83 2.00 1.65 18.3 12.6 10.3 NM 19.8 19.1 The Smith & Wollensky Restaurant Group, Inc. NM NM Median High 3.68 2.00 1.65 18.7 14.4 11.5 35.1 31.3 27.5 Low 0.94 0.81 0.92 8.6 7.3 7.5 15.1 13.8 16.6 Source: Thomson Financial Securities Data, SEC filings and Smith & Wollensky company management. Smith & Wollensky performance and balance sheet data represents the Company's 2006 10-K dated April 2, 2007 and include certain adjustments made by management. Note: All balances are as of fiscal years ended unless noted. NA - Not Available NM - Not Meaningful (a) Includes shares issuable for in-the-money options based on the treasury method. (b) Per the Company's NT 10-K SEC filing on 3/16/07,the Company has delayed the filing its 2006 10-K due to a review of previously granted stock options. (c) Not adjusted for minority interest as EBITDA has been adjusted for minority interest. (d) Based on basic shares outstanding. Does not include shares issuable upon exercise of stock options. (e) Historical Average includes latest three fiscal years, excluding LTM. (f) Source: Multex median estimates. 19.1x 20.8x 25.3x 9.0x 9.0x 11.1x 1.06x 1.11x 1.46x 36.7x 10.0x 13.2x 21.8x 0.82x 0.78x 0.83x 20.5x 7.5x 1.06x 19.9x 18.6x 8.7x 8.6x 0.90x 0.94x

27 Analysis of Selected Publicly Traded Comparable Companies $0.41 ($ in millions) Sales EBITDA (a) Earnings Per Share Company 2003 2004 2005 LTM 2007 (b) 2003 2004 2005 LTM 2007 (b) 2003 2004 2005 LTM 2007 (b) Ark Restaurants Corp. $112.3 $113.2 $116.0 $118.2 NA $13.0 $12.8 $11.5 $12.2 NA $2.10 $1.92 $1.60 $1.74 NA Benihana Inc. 203.0 218.3 245.6 262.2 $300.4 23.6 27.8 35.0 35.6 $42.3 0.98 0.77 1.36 1.26 $1.4 Brinker International Inc. 3,541.0 3,749.5 4,151.3 4,276.8 4,673.9 485.3 460.1 518.8 546.3 569.7 0.99 1.14 1.63 1.78 1.79 Cheesecake Factory Inc. (c) 773.8 969.2 1,182.1 1,315.3 1,544.9 107.6 132.9 183.3 159.9 199.9 0.71 0.82 1.10 1.02 1.18 J. Alexander's Corp. 107.1 122.9 126.6 137.7 NA 8.6 11.2 11.3 12.9 NA 0.49 0.71 0.52 0.69 NA Kona Grill Inc. 16.6 25.1 36.8 50.7 73.4 0.7 2.0 4.2 0.6 3.8 (0.24) 0.17 (0.13) (0.47) (0.18) Landry's Restaurants Inc. 1,105.8 1,167.5 1,254.8 1,474.1 1,205.8 129.1 157.8 170.4 208.3 170.4 1.59 2.39 1.95 2.15 1.79 McCormick & Schmick's Seafood Restaurants, Inc. 196.7 238.8 278.8 308.3 366.6 18.6 17.5 26.1 29.8 38.3 (0.56) 0.07 0.78 0.92 1.13 Morton's Restaurant Group Inc. 258.7 276.3 300.7 322.0 357.5 15.9 22.1 26.9 29.3 38.4 0.42 (0.07) (0.42) (0.87) 0.97 PF Chang's China Bistro Inc. (c) 539.9 706.9 809.2 937.6 1,115.1 70.6 93.8 102.9 102.4 117.6 0.94 0.98 1.40 1.24 1.41 RARE Hospitality International Inc. 597.5 717.5 839.3 986.9 1,101.0 84.1 100.7 115.2 118.7 129.4 1.13 1.29 1.50 1.45 1.66 Ruth's Chris Steak House Inc. 167.0 188.2 211.1 267.1 324.2 22.3 29.9 35.5 42.4 51.9 (0.36) 0.07 0.37 1.01 1.05 The Smith & Wollensky Restaurant Group, Inc. $103.5 $123.1 $125.4 $124.8 $119.5 $4.1 $4.4 $4.9 $7.4 $9.7 ($0.16) ($0.22) ($0.33) ($0.49) $0.30 Median $230.8 $257.5 $289.8 $315.2 $733.8 $22.9 $28.9 $35.3 $39.0 $84.7 $0.83 $0.80 $1.23 $1.13 $1.30 High 3,541.0 3,749.5 4,151.3 4,276.8 4,673.9 485.3 460.1 518.8 546.3 569.7 2.10 2.39 1.95 2.15 1.79 Low 16.6 25.1 36.8 50.7 73.4 0.7 2.0 4.2 0.6 3.8 (0.56) (0.07) (0.42) (0.87) (0.18) Owned Restaurant Count Sales Growth EBITDA Margin Latest Company 2003 2004 2005 LTM 2007 (c) CAGR 2003 2004 2005 LTM 2007 2003 2004 2005 Period CAGR Ark Restaurants Corp. 9.3% 0.9% 2.4% 1.9% NA 1.7% 11.6% 11.3% 9.9% 10.4% NA 48 49 48 48 — Benihana Inc. 7.2% 7.6% 12.5% 6.8% 14.5% 8.9% 11.6% 12.7% 14.3% 13.6% 14.1% 69 71 74 76 3.6% Brinker International Inc. 7.8% 5.9% 10.7% 3.0% 9.3% 6.5% 13.7% 12.3% 12.5% 12.8% 12.2% 1,219 1,289 1,290 1,340 3.9% Cheesecake Factory Inc. 18.7% 25.3% 22.0% 11.3% 17.5% 19.3% 13.9% 13.7% 15.5% 12.2% 12.9% 79 98 111 132 29.0% J. Alexander's Corp. 8.4% 14.8% 3.0% 8.7% NA 8.7% 8.1% 9.1% 8.9% 9.4% NA 27 27 28 28 1.3% Kona Grill Inc. 75.7% 50.8% 47.0% 37.6% 44.7% 45.1% 4.4% 7.8% 11.4% 1.2% 5.2% 4 7 9 15 93.6% Landry's Restaurants Inc. 23.6% 5.6% 7.5% 17.5% (18.2%) 10.1% 11.7% 13.5% 13.6% 14.1% 14.1% 286 297 311 183 (15.0%) McCormick & Schmick's Seafood Restaurants, Inc. 9.2% 21.4% 16.8% 10.6% 18.9% 16.2% 9.5% 7.3% 9.4% 9.7% 10.4% 42 52 59 63 22.3% Morton's Restaurant Group Inc. 8.6% 6.8% 8.8% 7.1% 11.0% 7.6% 6.2% 8.0% 8.9% 9.1% 10.7% 68 69 73 73 2.6% PF Chang's China Bistro Inc. 32.8% 30.9% 14.5% 15.9% 18.9% 20.2% 13.1% 13.3% 12.7% 10.9% 10.5% 130 168 208 239 35.7% RARE Hospitality International Inc. 2.2% 20.1% 17.0% 17.6% 11.6% 18.2% 14.1% 14.0% 13.7% 12.0% 11.8% 236 266 299 326 17.4% Ruth's Chris Steak House Inc. 8.9% 12.7% 12.2% 26.6% 21.4% 16.9% 13.3% 15.9% 16.8% 15.9% 16.0% 39 39 41 50 9.5% The Smith & Wollensky Restaurant Group, Inc. 18.5% 19.0% 1.9% (0.5%) (4.3%) 6.4% 4.0% 3.6% 3.9% 5.9% 8.1% 11 13 11 11 — Median 9.1% 13.7% 12.3% 10.9% 16.0% 13.1% 11.6% 12.5% 12.6% 11.5% 12.0% 69 70 74 75 6.7% High 75.7% 50.8% 47.0% 37.6% 44.7% 45.1% 14.1% 15.9% 16.8% 15.9% 16.0% 1,219 1,289 1,290 1,340 93.6% Low 2.2% 0.9% 2.4% 1.9% (18.2%) 1.7% 4.4% 7.3% 8.9% 1.2% 5.2% 4 7 9 15 (15.0%) Source: SEC filings and Smith & Wollensky company management. Smith & Wollensky performance and balance sheet data represents the Company's 2006 10-K dated April 2, 2007 and include certain adjustments made by management. Note: All balances are as of fiscal years ended unless noted. NA - Not Available NM - Not Meaningful (a) Adjusted for non-recurring and unusual items. (b) Source: Multex median estimates based on calendar year. (c) Growth rates are determined by comparing 2007 estimates to LTM results.

Analysis of Selected Publicly Traded Comparable Companies 28 Company Name Company Description Ark Restaurants Corp., through its subsidiaries, engages in the ownership and operation of restaurants and bars, fast food concepts, catering bakery operations, and wholesale and retail bakeries. It has operations in New York City, Washington, D.C., Las Vegas, Tampa, Hollywood, Atlantic City and Ledyard. As of December 20, 2006, the company owned and operated 24 restaurants and bars, 25 fast food concepts, catering operations, and wholesale and retail bakeries. Ark Restaurants was founded in 1983 and is based in New York, New York. Benihana, Inc. operates Benihana teppanyaki-style Japanese restaurants in the United States. As of November 13, 2006, it operated 59 Benihana teppanyaki-style Japanese dinnerhouse restaurants, including one restaurant under the name Samurai; owned and operated 7 Haru restaurants in New York City, and Philadelphia, Pennsylvania; owned and operated 13 RA Sushi restaurants; and franchised 17 additional Benihana restaurants. Benihana was founded in 1964 and is based in Miami, Florida. Brinker International, Inc. primarily engages in the ownership, operation, development, and franchising of restaurant brands in the United States. It operates restaurants under the names of Chili's Grill & Bar, Romano's Macaroni Grill, Maggiano's Little Italy, and On The Border Mexican Grill & Cantina. As of June 28, 2006, the company operated 1,622 jointly-developed and franchised restaurants located in 49 states, and Washington, D.C. Brinker International also has restaurants in the countries of Australia, Bahrain, Canada, Egypt, Great Britain, Germany, Guatemala, Indonesia, Japan, Kuwait, Lebanon, Malaysia, Mexico, Oman, Peru, the Philippines, Puerto Rico, Qatar, Saudi Arabia, South Korea, Taiwan the United Arab Emirates, and Venezuela. The company was founded in 1977 and is headquartered in Dallas, Texas. The Cheesecake Factory Incorporated operates upscale, casual dining restaurants under The Cheesecake Factory and Grand Lux Cafe marks in the United States. As of November 14, 2006, the company operated 116 upscale, casual dining restaurants; 2 bakery production facilities; 8 upscale, casual dining restaurants under the Grand Lux Cafe name; 1 self-service, limited menu ‘express’ foodservice operation under The Cheesecake Factory Express mark inside the DisneyQuest family entertainment center in Orlando, Florida; and licensed 2 bakery cafe outlets to another foodservice operator under The Cheesecake Factory Bakery Cafe name. The Cheesecake Factory was founded in 1972 and is based in Calabasas Hills, California. J. Alexander's Corporation engages in the ownership and operation of casual dining restaurants in the United States. As of October 1, 2006, the company operated 28 casual dining restaurants in Alabama, Colorado, Florida, Georgia, Illinois, Kansas, Kentucky, Louisiana, Michigan, Ohio, Tennessee and Texas. J. Alexander's Corporation was founded by Jack C. Massey, Earl Beasley Jr., and John Neff in 1970. The company is based in Nashville, Tennessee. Kona Grill, Inc. engages in the ownership and operation of upscale casual dining restaurants in the United States. The company operates its restaurants under the brand name Kona Grill located in retail centers, shopping malls, and lifestyle and entertainment centers. As of September 30, 2006, it owned and operated 13 upscale casual dining restaurants located in seven states, including Scottsdale and Chandler, Arizona; Kansas City, Missouri; Las Vegas, Nevada; Denver, Colorado; Omaha, Nebraska; Carmel, Indiana; and Sugarland, Dallas, and San Antonio, Texas. The company was founded in 1994 and is headquartered in Scottsdale, Arizona.

Analysis of Selected Publicly Traded Comparable Companies 29 Company Name Company Description Landry’s Restaurants, Inc., a diversified restaurant hospitality and entertainment company, engages in the ownership and operation of full-service and casual dining restaurants in the United States. The company also owns and operates hospitality businesses, including hotel and casino resorts. As of December 31, 2005, Landry owned and operated 311 full-service and limited-service restaurants in the United States. The company was founded in 1980 and is based in Houston, Texas. McCormick & Schmick’s Seafood Restaurants, Inc. operates seafood restaurants in the United States. As of December 13, 2006, the company operated 64 restaurants in 24 states and the District of Columbia. The company was founded in 1972 and is headquartered in Portland, Oregon. Morton’s Restaurant Group, Inc. engages in the ownership and operation of steakhouse restaurants primarily in the United States. Its steakhouses provide various food offerings and a selection of wines. As of October 1, 2006, the company owned and operated 71 domestic Morton's steakhouses across 28 states, 4 international Morton's locations and 3 Bertolini's Authentic Trattoria restaurants. Morton’s Restaurant Group was founded in 1978 and is headquartered in Chicago, Illinois. P.F. Chang’s China Bistro, Inc. engages in the ownership and operation of restaurants in the United States under the P.F. Chang’s China Bistro and Pei Wei Asian Diner brand names. The P.F. Chang’s China Bistro operates as a full service restaurant. The Pei Wei Asian Diner operates as a limited service restaurant. As of January 1, 2006, the company owned and operated 131 P.F. Chang’s China Bistro restaurants and 77 Pei Wei Asian Diner restaurants. P.F. Chang’s China Bistro was founded in 1996 and is based in Scottsdale, Arizona. RARE Hospitality International, Inc., together with its wholly owned subsidiaries, engages in the ownership and operation of multiconcept restaurants in the United States. The company operates and franchises restaurants under the LongHorn Steakhouse, Capital Grille and Bugaboo Creek Steak House names. It also operates two specialty restaurants, Hemenway’s Seafood Grille & Oyster Bar and The Old Grist Mill Tavern. As of September 21, 2006, RARE Hospitality owned, operated and franchised 323 restaurants, including 264 LongHorn Steakhouse restaurants, 25 The Capital Grille restaurants and 32 Bugaboo Creek Steak House restaurants. The company was founded in 1981 and is based in Atlanta, Georgia. Ruth's Chris Steak House, Inc. operates as a steakhouse company. Its restaurants offer food, beverages and other services. As of December 4, 2006, the company operated Ruth’s Chris restaurants in 100 locations worldwide. Ruth's Chris Steak House was founded in 1965 and is headquartered in Heathrow, Florida.

30 Note: Roadhouse Grill valuation data falls significantly outside the comparable universe. (a) Multiple of consolidated adjusted EBITDA, reflecting Project Grill, LLC’s $11.00 per share acquisition proposal. (b) Historical Average includes latest three fiscal years, excluding LTM. Enterprise Value / EBITDA Multiples Analysis of Selected Recent Merger & Acquisition Transactions OSI Restaurant Partners Lone Star Steakhouse & Saloon Ryan's Restaurant Group Main Street Restaurant Group Checkers Drive-In Restaurants Dave & Busters Worldwide Restaurant Concepts Median SWRG (a) Transaction Universe EV / Historical Average EBITDA Multiples (b) EV / LTM EBITDA Multiples Smith & Wollensky EV / Historical Average EBITDA Multiples (b) EV / LTM EBITDA Multiples 20.0x 15.0x 10.0x 5.0x 0.0x 5.8x 8.3x 6.5x 13.2x 8.3x 7.2x 7.9x 9.2x 12.6x 10.0x 21.8x 9.0x 10.4x 8.5x 9.4x 7.8x 9.0x 9.4x

(Amounts in millions, except per share data) Enterprise Value Calculation Date Purchase Price Equity Total Pref Stock Enterprise Announced Target Acquiror Per Share Shares (a) Value Debt / Min Int. Cash Value 4/6/07 Roadhouse Grill, Inc. Duffy's Holdings, Inc. $0.32 29.2 $9.4 $11.3 — $0.3 $20.3 11/5/06 OSI Restaurant Partners Inc Investor Group (b) 40.00 77.3 3,093.5 296.4 45.0 62.0 3,373.0 8/18/06 Lone Star Steakhouse & Saloon Lone Star Funds 27.10 22.7 614.5 — — 58.2 556.3 7/25/06 Ryan's Restaurant Group Inc Buffets Inc 16.25 43.3 703.9 171.8 — 33.8 842.0 5/22/06 Main Street Restaurant Group Main Street Acquisition Corp 6.40 18.9 120.7 37.5 — 14.5 143.6 2/16/06 Checkers Drive-In Restaurants Taxi Holding Corp 15.00 12.8 191.5 20.9 — 17.9 194.5 12/8/05 Dave & Busters Inc Wellspring Capital Mgmt LLC 18.05 15.0 270.1 90.4 — 1.9 358.6 4/28/05 Worldwide Restaurant Concepts Inc Pac Eq Partners Pty Ltd 7.00 29.6 207.4 16.2 26.7 34.3 216.1 The Smith & W ollensky Restaurant Group, Inc. Patina Grill, LLC $11.00 8.9 $98.3 $10.9 –– (c) $11.8 $97.4 Median $238.8 $29.2 $25.9 $287.3 High 3,093.5 296.4 62.0 3,373.0 Low 9.4 — 0.3 20.3 Analysis of Selected Recent Industry Merger & Acquisition Transactions 31 Enterprise Value Multiples Sales EBITDA Price / Earnings Multiples Premiums Analysis (d) Historical Historical Historical Book Value One Four Target Average (e) LTM Average (e) LTM Average (e) LTM Per Share Multiple Week Week Roadhouse Grill, Inc. NM NM NM NM NM NM NM NM NM NM OSI Restaurant Partners Inc 1.07 0.89 $15.10 21.0% 20.0% Lone Star Steakhouse & Saloon 0.87 0.82 9.0 12.6 23.8 36.7 18.47 1.5 17.2% 18.6% Ryan's Restaurant Group Inc 1.03 1.02 7.8 9.2 17.2 27.3 10.05 1.6 48.5% 46.0% Main Street Restaurant Group 0.63 0.59 9.4 7.9 NM NM 1.73 3.7 23.1% 29.6% Checkers Drive-In Restaurants 1.04 1.00 8.5 7.2 22.4 NM 6.54 2.3 23.0% 17.6% (f) Dave & Busters Inc 0.95 0.79 6.5 5.8 26.6 NM 13.40 1.3 18.4% 21.9% Worldwide Restaurant Concepts Inc 0.71 0.60 10.4 8.3 41.2 NM 0.59 11.8 107.1% 122.2% (g) Smith & Wollensky Restaurant Group Inc. NM NM $4.56 (h) 114.8% 124.5% Median $10.05 23.0% 21.9% High 1.07 1.02 10.4 12.6 41.2 36.7 18.47 11.8 107.1% 122.2% Low 0.63 0.59 6.5 5.8 17.2 25.9 0.59 1.3 17.2% 17.6% Source: Thomson Financial Securities Data, SEC filings and Smith & Wollensky company management. Smith & Wollensky performance and balance sheet data represents the Company's 2006 10-K dated April 2, 2007. NM - Not Meaningful (a) Includes shares issuable for in-the-money options based on the treasury method. (b) Investor group led by Bain Capital and Catteron Partners. (c) Not adjusted for minority interest as EBITDA has been adjusted for minority interest. (d) One and four week premiums are based on time periods prior to the announcement date of the acquisition. (e) Historical Average includes latest three fiscal years, excluding LTM. (f) Premiums data based on press release announcing retention of investment bankers to explore strategic alternatives on May 16, 2005. (g) Premiums data based on press release announcing retention of investment bankers to explore strategic alternatives on December 8, 2004. (h) Based on basic shares outstanding. Does not include shares issuable upon excercise of stock options. 2.3x 27.3x 23.1x 8.3x 9.0x 0.82x 0.95x 2.4x 13.2x 21.8x 0.78x 0.83x 2.6x 25.9x 20.1x 10.0x 9.4x

Analysis of Selected Recent Industry Merger & Acquisition Transactions 32 ($ in millions) Sales EBITDA (a) Earnings Per Share Target 2 Yrs Prior 1 Yr Prior Latest FY LTM 2 Yrs Prior 1 Yr Prior Latest FY LTM 2 Yrs Prior 1 Yr Prior Latest FY LTM Roadhouse Grill, Inc. $140.9 $139.4 $129.2 $126.4 $4.0 $4.9 $0.5 ($1.4) ($0.65) ($0.20) ($0.08) ($0.36) OSI Restaurant Partners Inc 2,672.3 3,216.0 3,612.7 3,779.5 337.7 353.8 386.1 336.8 2.10 1.95 1.92 1.55 Lone Star Steakhouse & Saloon 589.2 667.5 669.4 677.6 62.1 69.2 55.1 44.1 1.14 1.34 0.93 0.74 Ryan's Restaurant Group Inc 805.0 827.0 825.0 829.1 116.3 114.4 91.8 91.8 1.14 1.09 0.62 0.59 Main Street Restaurant Group 224.5 224.8 239.7 243.6 13.4 15.6 16.7 18.1 (0.15) 0.07 (0.48) (0.34) Checkers Drive-In Restaurants 179.0 190.3 194.2 193.9 18.9 22.1 27.2 27.2 (0.14) 1.23 0.92 (0.08) Dave & Busters Inc 373.8 362.8 390.3 453.6 49.5 56.2 60.9 61.9 0.38 0.79 0.87 NM Worldwide Restaurant Concepts Inc 267.2 293.5 347.2 359.5 17.7 22.3 22.5 25.9 0.16 0.26 0.09 (0.73) The Smith & Wollensky Restaurant Group, Inc. $103.5 $123.1 $125.4 $124.8 $4.1 $4.4 $4.9 $7.4 ($0.16) ($0.22) ($0.33) ($0.49) Median $320.5 $328.2 $368.7 $406.6 $34.2 $39.3 $41.2 $35.7 $0.27 $0.94 $0.74 ($0.08) High 2,672.3 3,216.0 3,612.7 3,779.5 337.7 353.8 386.1 336.8 2.10 1.95 1.92 1.55 Low 140.9 139.4 129.2 126.4 4.0 4.9 0.5 (1.4) (0.65) (0.20) (0.48) (0.73) Sales Growth EBITDA Margin Target 2 Yrs Prior 1 Yr Prior Latest FY CAGR 2 Yrs Prior 1 Yr Prior Latest FY LTM Roadhouse Grill, Inc. (11.4%) (1.1%) (7.3%) (3.6%) 2.8% 3.5% 0.4% (1.1%) OSI Restaurant Partners Inc 16.5% 20.3% 12.3% 12.2% 12.6% 11.0% 10.7% 8.9% Lone Star Steakhouse & Saloon (0.7%) 13.3% 0.3% 4.8% 10.5% 10.4% 8.2% 6.5% Ryan's Restaurant Group Inc 4.0% 2.7% (0.2%) 1.0% 14.5% 13.8% 11.1% 11.1% Main Street Restaurant Group 2.0% 0.1% 6.7% 2.8% 6.0% 7.0% 7.0% 7.4% Checkers Drive-In Restaurants 10.8% 6.3% 2.1% 2.7% 10.5% 11.6% 14.0% 14.0% Dave & Busters Inc 3.0% (2.9%) 7.6% 6.7% 13.2% 15.5% 15.6% 13.6% Worldwide Restaurant Concepts Inc 8.9% 9.9% 18.3% 10.4% 6.6% 7.6% 6.5% 7.2% The Smith & Wollensky Restaurant Group, Inc. 18.5% 19.0% 1.9% 6.4% 4.0% 3.6% 3.9% 5.9% Median 3.5% 4.5% 4.4% 3.8% 10.5% 10.7% 9.5% 8.2% High 16.5% 20.3% 18.3% 12.2% 14.5% 15.5% 15.6% 14.0% Low (11.4%) (2.9%) (7.3%) (3.6%) 2.8% 3.5% 0.4% (1.1%) Source: Thomson Financial Securities Data, SEC filings and Smith & Wollensky company management. Smith & Wollensky performance and balance sheet data represents the Company's 2006 10-K dated April 2, 2007. (a) Adjusted for non-recurring and unusual items.

Public Transaction Premiums Analysis* 33 Source: Thomson Financial Securities Data *Based on 166 announced domestic public M&A transactions between $25 and $200 million in value between January 1, 2005 and April 27, 2007 (a) Proposed transaction premiums reflect the Project Grill, LLC’s $11.00 per share acquisition proposal relative to the undisturbed average share price one week and four weeks prior to Landry’s proposal on January 16, 2007. Median: 26.6% Mean: 34.4% Proposed Transaction: 114.8% (a) Median: 28.9% Mean: 36.6% Proposed Transaction: 124.5% (a) 12 19 27 40 23 12 9 5 5 2 2 10 0 10 20 30 40 Below 0% 0%-10% 10%-20% 20%-30% 30%-40% 40%-50% 50%-60% 60%-70% 70%-80% 80%-90% 90%-100% Above 100% Premium to Average Stock Price One Week Prior to Announcement Number of Transactions 12 22 18 34 30 17 10 5 2 4 1 11 0 10 20 30 40 Below 0% 0%-10% 10%-20% 20%-30% 30%-40% 40%-50% 50%-60% 60%-70% 70%-80% 80%-90% 90%-100% Above 100% Premium to Average Stock Price Four Weeks Prior to Announcement Number of Transactions

Discounted Cash Flow Analysis 34 ($ in thousands) Fiscal Year 2007P 2008P 2009P 2010P 2011P After-Tax Free Cash Flow Calculation EBITDA $9,709 $8,999 $10,456 $12,543 $14,331 EBIT $5,168 $3,658 $4,555 $6,078 $7,326 Less: Provision for Income Taxes (a) (2,067) (1,463) (1,822) (2,431) (2,931) Plus: Depreciation and Amortization 4,867 5,341 5,901 6,465 7,005 (Increase) Decrease in Working Capital (624) (150) (150) (150) (225) Less: Capital Expenditures (b) 1,374 (7,650) (8,450) (8,850) (9,125) Unlevered After-Tax Free Cash Flow $8,718 ($264) $34 $1,112 $2,051 Enterprise Value NPV of Cash Flow and Terminal Value Discount Terminal Value Multiple of EBITDA Rate 7.5x 8.0x 8.5x 10.0% $76,506 $80,955 $85,405 12.5% $69,044 $73,020 $76,997 15.0% $62,498 $66,061 $69,624 Per Share Equity Value (c) NPV of Cash Flow and Terminal Value Discount Terminal Value Multiple of EBITDA Rate 7.5x 8.0x 8.5x 10.0% $8.66 $9.16 $9.66 12.5% $7.83 $8.27 $8.72 15.0% $7.10 $7.49 $7.89 Working Capital Calculation: Fiscal Year Current Assets: 2007E 2008P 2009P 2010P 2011P Accounts Receivable $2,102 $2,202 $2,302 $2,402 $2,552 Inventory 4,636 5,236 5,836 6,436 7,336 Other Prepaid Expenses 1,151 1,201 1,251 1,301 1,376 Total Current Assets $7,889 $8,639 $9,389 $10,139 $11,264 Total Current Liabilities 13,246 13,846 14,446 15,046 15,946 Working Capital ($5,357) ($5,207) ($5,057) ($4,907) ($4,682) (a) Assumes a 40.0% tax rate. (b) Includes capitalized payments under licensing agreement in all periods and proceeds from the sale of the Dallas location in the first quarter of 2007. (c) Based on assumed cash, net of debt of $0.9 million and 8,932,363 shares outstanding (includes shares issuable for outstanding options based on the treasury method and a price per share of $11.00) as of April 2, 2007.

Preliminary First Quarter 2007 Financial Performance 35 (a) Equity Value reflects Project Grill, LLC’s $11.00 per share acquisition proposal ($ in thousands) Period Ending FY 2006 Q1 2006 Q1 2007 Latest Twelve Months (Preliminary) (Preliminary) Consolidated Restaurant Sales $124,820 $30,812 $31,851 $125,859 Adjusted EBITDA $7,379 $1,312 $2,371 $8,437 — Implied Enterprise Value: Equity Value (a) $98,256 $98,256 Plus: Debt 10,873 11,031 Less: Cash and Cash Equivalents (11,756) (12,895) Implied Enterprise Value $97,373 $96,392 Implied Enterprise Value / EBITDA 11.4x 13.2x

Valuation Summary 36 (Amounts in millions, except per share data) SWRG (a) Statistic Low Median High SWRG Comparable Companies Analysis Implied Value - LTM EBITDA $7.4 $53.8 $66.5 $106.3 $97.4 LTM EBITDA Multiple 7.3x 9.0x 14.4x 13.2x Implied Value - Historical Average EBITDA $4.5 $38.3 $49.5 $83.5 $97.4 Historical Average EBITDA Multiple 8.6x 11.1x 18.7x 21.8x Implied Value - 2007 Estimated EBITDA $9.7 $73.2 $87.0 $111.9 $97.4 2007 Estimated EBITDA Multiple 7.5x 9.0x 11.5x 10.0x Comparable Transaction Analysis Implied Value - LTM EBITDA $7.4 $42.8 $61.6 $93.0 $97.4 LTM EBITDA Multiple 5.8x 8.3x 12.6x 13.2x Implied Value - Historical Average EBITDA $4.5 $28.9 $40.0 $46.3 $97.4 Historical Average EBITDA Multiple 6.5x 9.0x 10.4x 21.8x Discounted Cash Flow Analysis Implied Enterprise Value $62.5 $73.0 $85.4 $97.4 Average Implied Enterprise Value $49.9 $62.9 $87.7 $97.4 Plus: Cash and Cash Equivalents (FY 2006) (a) 11.8 11.8 11.8 11.8 Less: Outstanding Debt (FY 2006) (a) (10.9) (10.9) (10.9) (10.9) $50.8 $63.8 $88.6 $98.3 Total Shares Outstanding Including Options (4/2/07) (b) 8.9 8.9 8.9 8.9 Implied Price Per Share $5.69 $7.14 $9.92 $11.00 Transaction premiums - Comparable Transactions One week prior to announcement 17.2% 23.0% 107.1% 114.8% Four weeks prior to announcement 17.6% 21.9% 122.2% 124.5% Transaction premiums - Transactions Universe One week prior to announcement (43.1%) 26.6% 207.1% 114.8% Four weeks prior to announcement (43.1%) 28.9% 321.1% 124.5% (a) FY 2006 debt, cash/cash equivalents, minority interest and EBITDA based on results filed in the Company's 2006 10-K and adjusted for certain non-recurring items (b) Includes shares issuable for in-the-money options based on the treasury method. Average Implied Equity Value

TAB IV: Post – Closing Transaction with the Stillman Restaurant Group

37 Stillman Restaurant Group – Transaction Balance Sheet Carve-Out Pro Forma As of June 30, 2007P Stillman Group Liabilities and Adjusted Projected SWRG Other Transaction Projected SWRG Retained Acquired By Assets Consolidated (a) Adjustments (b) Consolidated By Project Grill Stillman Group Cash & Liquid Investments $12.5 ($9.7) $2.8 — $2.8 Accounts Receivable, Net 0.8 (0.1) 0.7 $0.1 0.6 Credit Card Receivable, Net 1.1 — 1.1 0.8 0.3 Due From Managed Units 0.2 — 0.2 — 0.2 Merchandise Inventory 4.6 — 4.6 3.6 1.0 Prepaid Expenses and Other Current Assets 1.2 (0.8) 0.4 — 0.4 Total Current Assets 20.4 (10.6) 9.8 4.5 5.3 Property and Equipment, Net (NY Restaurants) 44.9 (0.4) 44.5 42.0 2.5 Real Estate Assets Held for Sale - N.O. (c) 2.5 — 2.5 — 2.5 Goodwill, Net 6.9 (6.9) — — — Licensing Agreement, Net 2.9 — 2.9 2.9 — Other Assets 4.6 (0.7) 3.9 2.5 1.4 Total Assets $82.2 ($18.6) $63.6 $51.9 $11.6 0 Liabilities and Stockholders' Equity 0 Current Portion of Long-Term Debt — — — — — Current Portion of Obligations Under Capital Lease — — — — — Current Portion of Deferred Gain 0.1 — 0.1 — 0.1 Due To Managed Units — — — — — Accounts Payable And Accrued Expenses 10.2 (6.3) 3.9 1.4 2.6 Total Current Liabilities 10.4 (6.3) 4.0 1.4 2.7 Obligations Under Capital Lease 7.5 (0.7) 6.8 6.8 — Deferred Gain on Sales Leaseback 12.7 — 12.7 12.7 — Long-Term Debt, Net of Current Portion 2.3 (0.5) 1.7 — 1.7 Deferred Rent 8.5 — 8.5 7.1 1.5 Total Liabilities 41.4 (7.6) 33.8 28.0 5.9 Minority Interests In Consolidated Subsidiary (0.5) — (0.5) — (0.5) Stockholders' Equity 41.3 (11.1) 30.2 23.9 6.2 Total Liabilities & Stockholders' Equity $82.2 ($18.6) $63.6 $51.9 $11.6 (a) As per SWRG management standalone projections. (b) As defined in the Stillman Restaurant Group Agreement. Includes estimated transaction costs of $4.0 million and net working capital adjustments funded by SWRG corporate cash. (c) Net book value of real estate held for sale was reduced from $7.6 million to $5.5 million at fiscal year end 2006 by SWRG management to adjust for net realizable value. Dallas property was sold subsequent to year end for $3.7 million, net of broker expenses. ($ in millions)

38 Stillman Restaurant Group – Pro Forma Balance Sheet Pro Forma As of June 30, 2007P Other Acquired By New York Non-Operating Assets Stillman Group Restaurants (a) Assets & Liabilities (b) Cash & Liquid Investments $2.8 — $2.8 Accounts Receivable, Net 0.6 $0.6 — Credit Card Receivable, Net 0.3 0.3 — Due From Managed Units 0.2 0.2 — Merchandise Inventory 1.0 1.0 — Prepaid Expenses and Other Current Assets 0.4 0.4 — Total Current Assets 5.3 2.5 2.8 Property and Equipment, Net (NY Restaurants) 2.5 2.5 — Real Estate Assets Held for Sale - N.O. 2.5 — 2.5 Goodwill, Net — — — Licensing Agreement, Net — — — Other Assets 1.4 1.4 — Total Assets $11.6 $6.4 $5.3 Liabilities and Stockholders' Equity Current Portion of Long-Term Debt — — — Current Portion of Obligations Under Capital Lease — — — Current Portion of Deferred Gain 0.1 $0.1 — Due To Managed Units — — — Accounts Payable And Accrued Expenses 2.6 2.6 — Total Current Liabilities 2.7 2.7 — Obligations Under Capital Lease — — — Deferred Gain on Sales Leaseback — — — Long-Term Debt, Net of Current Portion 1.7 — 1.7 Deferred Rent 1.5 1.5 — Total Liabilities 5.9 4.1 1.7 Minority Interests In Consolidated Subsidiary (0.5) (0.5) — Stockholders' Equity 6.2 2.7 3.5 Total Liabilities & Stockholders' Equity $11.6 $6.4 $5.3 (a) Includes assets and liabilities related solely to New York restaurant operations to be acquired by Stillman Restaurant Group. (b) Includes owned New Orleans real estate and related mortgage debt. ($ in millions)

39 Stillman Restaurant Group – Pro Forma Income Statement ($ in millions) Fiscal Year 2007E (a) Q1 Q2 Q3 Q4 Total Owned restaurant sales $8.9 $6.2 $5.6 $8.6 $29.3 Cost of owned restaurant sales: Food and Beverage Costs 2.8 1.7 1.6 2.4 8.6 Salaries and Related Benefit Expenses 3.1 2.1 2.1 2.1 9.4 Restaurant Operating Expenses 1.7 1.2 1.1 1.3 5.4 Occupancy and Related Expenses 0.7 0.5 0.5 0.5 2.3 Marketing and Promotional Expenses 0.4 0.1 0.2 0.2 0.8 Depreciation and Amortization Expenses 0.2 0.2 0.2 0.2 0.6 Total Cost of Consolidated Restaurant Sales 8.9 5.8 5.7 6.7 27.0 Income from Consolidated Restaurant Operations 0.1 0.4 (0.0) 1.9 2.3 Management Fee Income 0.2 0.2 0.2 0.3 0.9 Income from Consolidated and Managed Restaurants 0.3 0.6 0.2 2.2 3.2 Corporate Depreciation and Amortization 0.1 0.1 0.1 0.1 0.3 General and Administrative Expenses 0.6 0.6 0.6 0.6 2.5 Operating Income (Loss) (0.4) (0.1) (0.5) 1.5 0.4 Interest Expense, Net (0.0) (0.0) (0.0) (0.0) (0.1) Income (Loss) before Provision for Income Taxes (0.5) (0.1) (0.6) 1.4 0.3 Provision for Income Taxes 0.0 0.0 0.0 0.0 0.1 Income (Loss) of Consolidated Variable Interest Entity 0.2 0.2 0.1 0.5 0.9 Net Income (Loss) ($0.6) ($0.3) ($0.7) $0.9 ($0.7) Adjusted EBITDA Calculation Operating Income ($0.4) ($0.1) ($0.5) $1.5 $0.4 Plus: Restaurant Depreciation and Amortization 0.2 0.2 0.2 0.2 0.6 Plus: Corporate Depreciation and Amortization 0.1 0.1 0.1 0.1 0.3 Plus: Variable Interest Income (0.2) (0.2) (0.1) (0.5) (0.9) EBITDA ($0.4) ($0.1) ($0.4) $1.2 $0.4 (a) SWRG management estimates of Stillman Restaurant Group New York restaurants results for fiscal year ending December 31, 2007.

3 Year Owned Restaurant Compounded Annual Growth Rate LTM EBITDA Margin Rank Company Margin Rank Company CAGR 1 Ruth's Chris Steak House Inc. 15.9% 1 Kona Grill Inc. 93.6% 2 Landry's Restaurants Inc. 14.1% 2 PF Chang's China Bistro Inc. 35.7% 3 Benihana Inc. 13.6% 3 Cheesecake Factory Inc. 29.0% 4 Brinker International Inc. 12.8% 4 McCormick & Schmick's Seafood Restaurants, Inc. 22.3% 5 Cheesecake Factory Inc. 12.2% 5 RARE Hospitality International Inc. 17.4% 6 RARE Hospitality International Inc. 12.0% 6 Ruth's Chris Steak House Inc. 9.5% 7 PF Chang's China Bistro Inc. 10.9% 7 Brinker International Inc. 3.9% 8 Ark Restaurants Corp. 10.4% 8 Benihana Inc. 3.6% 9 McCormick & Schmick's Seafood Restaurants, Inc. 9.7% 9 Morton's Restaurant Group Inc. 2.6% 10 J. Alexander's Corp. 9.4% 10 J. Alexander's Corp. 1.3% 11 Morton's Restaurant Group Inc. 9.1% 11 The Smith & W ollensky Restaurant Group — 12 The Smith & W ollensky Restaurant Group 5.9% 12 Ark Restaurants Corp. — 13 Kona Grill Inc. 1.2% 13 Landry's Restaurants Inc. (15.0%) 40 Stillman Restaurant Group – Valuation Summary ($ in millions) Valued As of 6/30/2007P Market Value of Business and Assets to be Acquired Low High Comments New York Restaurants - Business Value $1.3 - $2.2 Multiple range of 3-5x on $438,000 2007P EBITDA (a) Cash and Liquid Investments 2.8 - 2.8 Proceeds from sale of Dallas real estate in excess of Transaction Expenses and Working Capital Adjustments Real Estate Assets Held for Sale - N.O. 2.5 - 3.5 Estimated net value range based on discussions with Smith & Wollensky management and third parties Estimated Market Value of Business and Assets $6.6 $8.4 Assumed Liabilities (Including Contingent Liabilities and Other Transaction Consideration) Total Debt & Capital Leases $1.7 - $1.7 As per book value at June 2007P (a) Forgone Value of Employment Contract, Net (a) 1.6 - 1.6 Value of Stillman employment agreement termination payment less present value of annual salary included in NY Restaurants (b) Excess Transaction Costs 0.3 - 0.8 Transaction expenses in excess of $4.0 million estimated Total Quantifiable Liabilities $3.6 $4.1 Other Liabilities Net Working Capital Adjustment uncertain Net working capital adjustment above available corporate cash as of closing. Non-Compete Agreement uncertain Value of non-compete entered into as a condition to Split-off Taxes Related to Split-Off uncertain All sales, real property transfer, income and other taxes payable by SWRG in connection with Split-off Assumption of 12.5% of Uninsured Transaction Liability uncertain Uninsured portion of fees and disbursements in connection with any transaction related litigation Net Asset Value Calculation Market Value of Business and Assets $6.6 - $8.4 Less: Market Value of Quantifiable Liabilities (c) (3.6) - (4.1) Net Asset Value $3.0 - $4.4 (a) As per SWRG management estimates. (b) Distressed value determined through discussions with contracted real estate brokers on assumed 90 days close and 5% commission. Termination payment obtained from Stillman Employment Agreement dated 5/23/06. (c) Termination payment obtained from Stillman Employment Agreement dated May 23, 2006 Does not include liabilities that were not quantifiable as of 4/30/2007.